UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-05560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Merger

On October 29, 2015, Skyworks Solutions, Inc. (the “Company” or “Skyworks”), its wholly owned subsidiary, Amherst Acquisition, Inc. (“Merger Sub”) and PMC-Sierra, Inc. (“PMC”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), which amends and restates in its entirety that certain Agreement and Plan of Merger, dated as of October 5, 2015 (the “Original Merger Agreement”), by and among the Company, Merger Sub and PMC.

Pursuant to the Amended and Restated Merger Agreement, the Company and PMC have agreed to amend the terms of their previously announced merger transaction to (i) increase the per-share merger consideration from $10.50 in cash to $11.60 in cash, without interest, and (ii) increase the termination fee payable by PMC to Skyworks in certain circumstances from $70.0 million to $88.5 million.

Except as noted above, the material terms of the Amended and Restated Merger Agreement are the same as the corresponding material terms of the Original Merger Agreement, a description of which is included under “Item 1.01.  Entry into a Material Definitive Agreement—Agreement and Plan of Merger” of the Current Report on Form 8-K filed by the Company with the SEC on October 6, 2015 (the “Prior Current Report”) and is incorporated herein by reference.

The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Amended and Restated Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, PMC, Merger Sub or their respective subsidiaries and affiliates. The Amended and Restated Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and by PMC, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Amended and Restated Merger Agreement. Moreover, certain representations and warranties in the Amended and Restated Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and PMC, on the other hand. Accordingly, the representations and warranties in the Amended and Restated Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or PMC’s public disclosures.

Second Amended and Restated Commitment Letter

In connection with the Amended and Restated Merger Agreement, the Company entered into a Second Amended and Restated Commitment Letter (the “Second Amended and Restated Commitment Letter”), dated as of October 29, 2015, with Barclays Bank PLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (on behalf of itself and Citibank, N.A. and Citicorp North America, Inc.) (collectively, the “Commitment Parties”), which amends and restates in its entirety that certain Amended and Restated Commitment Letter, dated as of October 20, 2015, by and among the Company and the Commitment Parties (the “First Amended and Restated Commitment Letter”).  The First Amended and Restated Commitment Letter amended and restated in its entirety that certain Commitment Letter, dated as of October 5, 2015 (the “Original Commitment Letter”), by and between the Company and Barclays Bank PLC to add Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (on behalf of itself and Citibank, N.A. and Citicorp North America, Inc.) as commitment parties.

Pursuant to the Second Amended and Restated Commitment Letter, the Company and the Commitment Parties have agreed to increase the aggregate principal amount of the previously announced senior secured term loan facility from $1,857 million to $2,057 million to finance, in part, the acquisition of PMC under the Amended and Restated Merger Agreement.

Except as noted above, the material terms of the First Amended and Restated Commitment Letter and the Second Amended and Restated Commitment Letter are the same as the corresponding material terms of the Original Commitment Letter, a description of which is included under “Item 1.01.  Entry into a Material Definitive Agreement — Commitment Letter” of the Prior Current Report and is incorporated herein by reference.

The foregoing descriptions of the First Amended and Restated Commitment Letter and the Second Amended and Restated Commitment Letter do not purport to be complete and are qualified in their entirety by reference to First Amended and Restated Commitment Letter and the Second Amended and Restated Commitment Letter, copies of which are being filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 8.01. Other Events.

On October 30, 2015, the Company and PMC issued a press release announcing the execution of the Amended and Restated Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index hereto are filed as part of this Current Report on Form 8-K.

Important Additional Information Will Be Filed with the Securities and Exchange Commission

PMC plans to file with the SEC and mail to its stockholders a proxy statement in connection with the merger contemplated by the Amended and Restated Merger Agreement (the “Merger”).  Additionally, PMC will file other relevant materials with the SEC in connection with the transaction.  The proxy statement and other relevant materials will contain important information about Skyworks, PMC, the Merger and related matters.  Investors and security holders are urged to read the proxy statement and the other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed Merger because they will contain important information about the Merger and the parties to the Merger.

Investors and security holders will be able to obtain free copies of the proxy statement and relevant other documents filed with the SEC by Skyworks and PMC through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement and the other relevant documents filed with the SEC by PMC from PMC by contacting Joel Achramowicz at (408) 239-8630.

Skyworks and PMC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Amended and Restated Merger Agreement.  Information regarding Skyworks’ directors and executive officers is contained in Skyworks’ Form 10-K for the year ended October 3, 2014 and its proxy statement dated April 8, 2015.  Information regarding PMC’s directors and executive officers is contained in PMC’s Form 10-K for the year ended December 27, 2014 and its proxy statement dated March 20, 2015, which are filed with the SEC.  Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Amended and Restated

Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor for Forward-Looking Statements

Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include without limitation information regarding the proposed transaction between Skyworks and PMC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Skyworks or PMC managements’ future expectations, beliefs, goals, plans or prospects.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect Skyworks’ future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Merger Agreement; the outcome of any legal proceedings that could be instituted against PMC or its directors or Skyworks related to the Amended and Restated Merger Agreement; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger; the failure of Skyworks to obtain the necessary financing arrangements set forth in the debt commitment letter delivered pursuant to the Amended and Restated Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in Skyworks’ other reports and other public filings with the SEC, including, but not limited to, those detailed in Skyworks’ Annual Report on Form 10-K for the year ended October 3, 2014 and its most recent quarterly report filed with the SEC and in PMC’s Annual Report on Form 10-K for the year ended December 27, 2014 and its most recent quarterly report filed with the SEC.  The forward-looking statements contained herein are made only as of the date hereof, and Skyworks undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: October 30, 2015	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1

Amended and Restated Agreement and Plan of Merger, by and among Skyworks Solutions, Inc., Amherst Acquisition, Inc. and PMC-Sierra, Inc., dated as of October 29, 2015 (the Company hereby agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request)

10.1

Amended and Restated Commitment Letter, by and among Skyworks Solutions, Inc., Barclays Bank PLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (on behalf of itself and Citibank, N.A. and Citicorp North America, Inc.), dated as of October 20, 2015

10.2

Second Amended and Restated Commitment Letter, by and among Skyworks Solutions, Inc., Barclays Bank PLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (on behalf of itself and Citibank, N.A. and Citicorp North America, Inc.), dated as of October 29, 2015

99.1	Joint Press Release, dated October 30, 2015